                                                                   EXHIBIT 10.17

1-21-04                                                                        1

                         ASSET PURCHASE & SALE AGREEMENT

         AGREEMENT made as of this 28 day of January, 2004, by and between Poly Circuits, INC. a Illinois corporation, having its principal business office at 475 Industrial Drive, West Chicago, Illinois 60185 (hereinafter referred to as "Seller" and "Poly Circuits"), and M-Wave Inc., a Delaware corporation at said address and, AM-Wave LLC a Illinois Limited Liability Company, with its principal office to be at 3615 Wolf Road, Franklin Park, Illinois 60131 (hereinafter referred to as "Purchaser");

                                   WITNESSETH

         WHEREAS, Purchaser is willing to purchase and Seller is willing to sell substantially all of the equipment (hereinafter referred to as the "Equipment") owned by Seller at its premises located at 475 Industrial Drive, West Chicago, Illinois (hereinafter referred to as "Premises") which is used by Seller in its business of development, manufacturing and marketing of high performance circuit boards (collectively, the "Products") on the terms and conditions set forth herein; and

         WHEREAS, Seller is a wholly owned subsidiary of M-Wave, Inc. a Delaware corporation.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the parties hereby agree as follows:

         1. PREAMBLES. The foregoing Preambles are a part of this Agreement and are hereby incorporated herein.

         2. EQUIPMENT. The Purchaser hereby agrees to purchase from Seller all the Equipment used in the business of manufacturing circuit boards by Seller and M-Wave, Inc. including but not limited that equipment set forth on Exhibit "A" attached hereto and made a part hereof (except only the equipment specifically excluded on Exhibit "A") and Seller agrees to sell the Equipment to Purchaser. Said Equipment being sold shall be free and clear of all liens and encumbrances.

1-21-04                                                                        2

         3. PURCHASE PRICE. The purchase price for the equipment shall be $1,577,200 of which $800,000 shall be paid to Seller at closing and the balance shall be paid by way of Seller being given a 20% equity interest in Purchaser and American Standard Circuits, Inc. will own the remaining 80% equity interest.

         4. REPRESENTATIONS AND WARRANTIES OF SELLER AND M-WAVE, INC. Seller and M-Wave, Inc. represent and warrant as follows:

                  (a) Seller is a corporation duly organized, validly existing, and in good standing under the laws of Illinois and owns all of the assets being sold hereunder;

                  (b) This Agreement and the sale of the Equipment have been approved by the unanimous consent of the Board of Directors and Shareholder of Seller by appropriate resolutions;

                  (c) There is no litigation or proceeding pending or threatened against or relating to Seller and M-Wave, Inc. and their properties or business. Additionally, they are not in default with respect to any order, writ, injunction or decree of any court or in default of any order, regulation or demand of any governmental agency, default under which might have consequences which would materially and adversely affect the business, properties or assets, or the condition, financial or otherwise, of the Seller and/or M-Wave, Inc.;

                  (d) This instrument or the execution hereof will not constitute a breach or default of any contract or agreement which will materially or adversely affect the business of Seller;

                  (e) The Seller has filed or will promptly file, all United States income tax returns and all state and municipal tax returns which are required to be filed, and have paid, or will pay, all taxes which have or will become due pursuant to said returns or pursuant to any assessment received by it. Seller shall provide stop orders from the Illinois Department of Revenue and Illinois Department of Employment Security prior to closing. Seller represents that to the best of Seller's knowledge, Seller is not delinquent on any taxes, which might interfere with Purchaser's rights under this Agreement;

1-21-04                                                                        3

                  (f) All equipment being sold under this Agreement shall be in good working condition at the time of closing;

                  (g) Seller has not employed any broker in connection with this transaction and will be solely responsible for the payment of any broker's commission should any become due;

                  (h) Seller has provided all books, records and financial information requested by Purchaser on which Purchaser has relied and will transfer to Purchaser all warranties pertaining to the equipment being sold hereunder;

                  (i) Seller shall conduct its present business only in the ordinary course until closing.

         5. CASUALTY PRIOR TO CLOSING. In the event that prior to the Closing, the Equipment, being sold hereunder shall be lost or damaged on account of fire, flood, accident, act of God, civil commotion or any other cause or event, the Purchaser shall have the option of terminating this Agreement without liability or to waive any diminution in value and close under this Agreement, buying the Equipment "as is," in which event Purchaser shall be entitled to receive the proceeds of any insurance paid by reason of such loss or damage. If the Purchaser elects to terminate this Agreement pursuant to the provisions of this paragraph, all monies heretofore paid by the Purchaser, if any, in accordance with the provision of this Agreement, shall be returned to the Purchaser and all parties shall be released from any further obligations hereunder.

         6. INDEMNIFICATION. The Seller and M-Wave, Inc. jointly and severally agree to indemnify and hold harmless the Purchaser from and against:

                  (a) Any damage, loss, liabilities, deficiency, payment, and expenses, including reasonable attorney's fees and costs which the Purchaser shall suffer resulting from Seller's or M-Wave's breach of any representation, warranty, covenant or agreement contained in this Agreement or any third-party claim, suit or action based upon or attributable to or caused by the acts or omissions of Seller or M-Wave, Inc.

1-21-04                                                                        4

                  (b) Any damage, loss, deficiency or payment which the Purchaser shall suffer or have as the result of the Seller's failure to conform to, or comply with, any law or regulation of the United States of America, any state; municipality, governmental unit or agency, or the failure of the Seller to make payments of any tax, debt, obligation or liability of the Seller arising out of, or in any way related to, Seller's conduct of its business prior to the closing hereof;

                  (c) Any and all alleged or real actions, suits, proceedings, demands, assessment, judgments, costs and expenses incident to any of the foregoing, including, but not limited to, all costs and attorneys' fees incurred by the Purchaser attributable to the defense or settlement of any of the foregoing.

                  (d) The Seller and M-Wave, Inc. shall reimburse the Purchaser, on demand, for any payment made by the Purchaser with respect to any obligation, liability or claim to which the foregoing relates, or any liability arising out of the conduct of the business of Seller prior to closing.

                  (e) Seller and M-Wave, Inc. shall defend, including the payment of reasonable attorneys' fees and costs, indemnify and hold harmless Seller from and against any claim or cause of action whatsoever arising out of the assets sold herein and Seller's business;

                  (f) The provisions of this Section shall survive the closing.

         7. CONDITIONS PRECEDENT. The parties agree that the transaction covered by this Agreement and the Closing are contingent upon the fulfillment of each of the following conditions:

                  (a) AMI Partners, L.L.C. shall conclude the purchase from Seller of the real estate commonly known as 475 Industrial Drive, West Chicago, Illinois, concurrently with the closing of the purchase of the Equipment from Seller hereunder. This Agreement is contingent on the closing of said transaction;

1-21-04                                                                        5

                  (b) That the Seller has received and delivered to Purchaser the appropriate stop orders issued by any governmental agency and provision has been made for same by way of escrow. Marvin W. Temple will act as Escrowee for any funds which are required to be held back as a result of the aforesaid stop order;

                  (c) That prior to or at the Closing, the Seller shall deliver to the Purchaser all documents provided for in this Agreement.

                  (d) American Standard Circuits Inc. ("ASC") and M-Wave, Inc. shall conclude their final agreement for a Strategic Operating Alliance pursuant to which ASC shall manufacture and sell high performance circuit boards (herein called the "Products") at the Premises for M-Wave, Inc. and which agreement will supercede the Interim Agreement for a Strategic Operating Alliance, dated as of September 2, 2003, between M-Wave, Inc. and American Standard Circuits Inc.

                  (e) AMI Partners, L.L.C. as Lessor, and M-Wave Inc., as Lessee shall have entered into a lease of the second floor of the building at the Premises for a term of approximately five (5) years.

         8. CLOSING. At closing of the transaction, including the sale and lease of real estate, shall take place at the Wheaton, Illinois offices of the Chicago Title Insurance Company on January 26, 2004, at 10:00 a.m. or at such other place, date and time as shall be mutually agreed upon, provided that each and every condition set forth above has been fully complied with. The parties each warrant to the other that this Agreement and its full and complete performance has been duly authorized by appropriate corporate action and that all documents shall be executed by representatives of the respective parties duly authorized to do so.

         9. CLOSING DOCUMENTS. At or prior to closing, Seller shall tender the following documents where appropriate, executed by duly authorized representatives of Seller.

                  (a) A warranty bill of sale for the Equipment, transferring good and marketable title to Purchaser free and clear of all liens and encumbrances;

1-21-04                                                                        6

                  (b) Stop Orders from the Illinois Department of Revenue and Illinois Department of Employment Security. Marvin W. Temple will act as Escrowee for any funds which are required to be held back as a result of the aforesaid stop order;

                  (c) Uniform Commercial Code searches from the States of Delaware and Illinois and judgment and lien searches indicating the assets to be transferred being free of security interests in others. If such searches disclose any judgments or liens Seller shall also deposit releases or pay-off letters showing the amounts due and totaling not more than the net proceeds from the sale of the Equipment which proceeds shall be used to pay the judgments and/or liens at closing. Such searches shall include Seller and M-Wave, Inc. as the Debtors.

                  (d) Certificates of Good Standing that Seller is incorporated in Illinois and in good standing there;

                  (e) Certified copies of corporate resolutions of Seller and M-Wave, Inc. authorizing execution of this Agreement and the transaction hereby contemplated;

         At closing, Purchaser shall tender the purchase price, plus or minus agreed adjustments and prorations, if any in the form of a cashier's or certified check, payable to Seller or check of the title company.

         10. LEGAL PROCEEDINGS. In the event that either party is required to commence any legal proceedings for the enforcement of any provision of this Agreement, the prevailing parry shall be entitled to recover its reasonable attorneys' fees and costs incurred in connection therewith.

         11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties as to the subject matter hereof, merges all prior discussions, negotiations and agreements between the parties, and may not be modified except in a writing signed by the parties.

         12. SURVIVAL OF AGREEMENT. This Agreement shall survive the closing of the within transaction.

1-21-04                                                                        7

         13. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois.

         14. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via overnight courier, sent by facsimile, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

If to____________________________, Purchaser:

_________________________________________
3615 Wolf Road
Franklin Park, Illinois 60131-1425
Attention: Gordhan Patel
Fax: (847)455-1518 WITH a copy to:

Marvin W. Temple, Esq.
555 Skokie Blvd. Suite 500
Northbrook, Illinois 60062
Fax: (847)480-1414

If to Poly Circuits Inc., Seller, and M-Wave, Inc.
c/o M-Wave, Inc.
475 Industrial Drive
West Chicago, Illinois 60185
Attention: Joseph Turek
Fax: (630)562-2430

with a copy to:
Freeborn & Peters
311 S. Wacker Drive, Suite 3000
Chicago, Illinois 60606
Attn: Carl R. Klein, Esq.
Fax: (312)360-6571

1-21-04                                                                        8

or to such other person or entity or at such other address as any Party shall designate by notice to the other in accordance with this Paragraph 14.

         Notices provided in accordance with this Paragraph 14 shall be deemed delivered (i) upon personal delivery with signature required (ii) one (1) business day after they have been sent to the recipient by reputable overnight courier service (charges prepaid and signature required), (iii) upon confirmation, answer back received, of successful transmission of a facsimile message containing such notice if sent between 9 a.m. and 5 p.m., local time of the recipient, on any Business Day, and as of 9 a.m. local time of the recipient on the next business day if sent at any other time, or (iv) three (3) business days after deposit in the mail.

         15.      MISCELLANEOUS.

                  (a) Building Effect and Assignment: This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, assigns and representatives. Neither Party shall have the right to assign or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other Party, not to be unreasonably withheld.

                  (b) Waiver. Except as specifically provided for herein, the waiver from time to time be either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

                  (c) Severability. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

1-21-04                                                                        9

                  (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective authorized representatives effective on the date first set forth herein.

SELLER:                                      PURCHASER:

POLY CIRCUITS INC.,                          /s/ AM Wave LLC
                                             -----------------------------------
a Illinois corporation                       a Illinois L.L.C.

By /s/ ***                                   By /s/ ***
   ----------------------------------           --------------------------------
                President                                   Manager

Attest  /s/ ***
       ------------------------------
              Asst Secretary

M-WAVE, INC., a Delaware corporation

By:  /s/ ***
    ---------------------------------
               President

Attest:  /s/ ***
        -----------------------------
        Asst Secretary

                                    RIDER TO
                       ASSET PURCHASE AND SALE AGREEMENT

         This Rider to Asset Purchase and Sale Agreement ("Rider") is dated January 28, 2004 by and between Polycircuits, Inc., an Illinois corporation ("Seller") and M-Wave, Inc., a Delaware corporation ("M-Wave") and AM-WAVE, LLC, an Illinois limited liability company ("Purchaser").

         This Rider is attached to and made a part of that certain Asset Purchase and Sale Agreement (the "Contract") dated of even date herewith by and between Seller, M-Wave and Purchaser. To the extent of any conflict between the terms of the Contract and this Rider, the terms of this Rider shall control. All terms herein that are capitalized but are not defined shall have the meaning in respect thereof as set forth in the Contract.

         R-1 The second sentence of Paragraph 4(e) of the Contract is deleted. Seller and M-Wave represent and warrant that there are no delinquent amounts due to the Illinois Department of Revenue and Illinois Department of Employment Security by the owner of the Equipment which is the subject of the Contract, and Seller and M-Wave will indemnify and hold Purchaser harmless from any claims therefor.

         R-2 Paragraph 4(f) of the Contract is hereby deleted. The Equipment is being sold without representation or warranty, except as otherwise expressly set forth in the Contract (as amended hereby) or this Rider, and Seller shall have no obligation to make any repairs in respect thereof. Without limiting the foregoing, neither Seller nor M-Wave makes any representation or warranty to Purchaser, express or implied, as to (a) the suitability of the Equipment for Purchaser's intended use or any particular purpose, or the merchantability thereof, (b) the profitability of the operations or the income to be derived therefrom, (c) the state of repair or lack of repair, or quality of the Equipment, (d) any other matter with respect to the condition of the Equipment, and (e) any tax consequences, favorable or otherwise, resulting from Purchaser's acquisition or operation of the Equipment; and all such representations and warranties are hereby expressly disclaimed by Seller and M-Wave, and Purchaser hereby releases Seller and M-Wave from any and all responsibility and liability in respect thereof. Any representations, warranties or statements made by any agent or representative of Seller or M-Wave, including without limitation any broker, may not be relied upon by Purchaser and do not constitute a part of the Contract or this Rider.

         R-3 The provisions of Paragraphs 4(i), 5, 7, and 9(b) are hereby deleted.

         R-4 If there shall be any breach of any of the representations and warranties set forth herein and/or in the Contract, as amended hereby, or the closing documents, Purchaser shall be required to act, if at all, on said breach by giving notice thereof to Seller and/or M-Wave within one (1) year after the date hereof and by filing action against Seller and/or M-Wave in court in respect thereof within one (1) year after the date hereof. Further, there shall be no liability of Seller and/or M-

                  Wave in respect of any breach of representation and warranty set forth herein and/or in the Contract, as amended hereby, and/or the closing documents in respect of claims which together with all other claims in respect thereof, exceed an aggregate of $100,000, and there shall be no liability of Seller and/or M-Wave in respect of any breach of representation and warranty set forth herein and/or in the Contract, as amended hereby, and/or the closing documents in respect of claims which together with all other claims in respect thereof do not exceed in the aggregate 55,000. Further, no representation or warranty of Seller and/or M-Wave hereunder and/or in the Contract, as amended hereby, and/or the closing documents shall be deemed to have been breached if Purchaser closes the purchase and sale contemplated hereby with knowledge by it or its agents of any such breach.

                                   Polycircuits, Inc., an Illinois corporation

                                   By:  /s/ Joe Turek
                                        ----------------------------------------
                                   Its: Joe Turek
                                        President

                                   M-Wave, Inc., a Delaware corporation

                                   By:  /s/ Joe Turek
                                        ----------------------------------------
                                   Its: Joe Turek
                                        President

                                   AM-WAVE, LLC, an Illinois limited liability company

                                   By:  /s/ ***
                                        ----------------------------------------
                                   Its: Manager

                                 SECOND RIDER TO
                        ASSET PURCHASE AND SALE AGREEMENT

         This Second Rider to Asset Purchase and Sale Agreement ("Second Rider") is dated January 28, 2004 by and between Polycircuits, Inc., an Illinois corporation ("Seller") and M-Wave, Inc., a Delaware corporation ("M-Wave") and AM-WAVE, LLC, an Illinois limited liability company ("Purchaser").

         This Second Rider is attached to and made a part of that certain Asset Purchase and Sale Agreement (the "Contract") dated of even date herewith by and between Seller, M-Wave and Purchaser. To the extent of any conflict between the terms of the Contract and this Rider, the terms of this Rider shall control. All terms herein that are capitalized but are not defined shall have the meaning in respect thereof as set forth in the Contract.

         R-1 Paragraph 3 of the Contract is deleted and the following language is substituted in lieu thereof:

                           "3 (a). In consideration for and upon the contribution of the assets pursuant to this Agreement, and the satisfaction of the other conditions precedent set forth herein, Purchaser shall, in addition to the consideration described in subparagraph (b) below, issue to the Seller a membership interest in the Purchaser having the rights and subject to the limitation as set forth in the Operating Agreement of AM-Wave, L.L.C., which is attached hereto as Exhibit B (the "Operating Agreement").

                           (b). Purchaser and Seller have agreed that the fair market value of the assets is $1,577,000.00 and that the fair market value of the membership interests is $777,000.00. As additional consideration for the contribution of the Equipment, Purchaser shall pay an amount equal to $800,000.00 to the Seller upon the contribution of the assets pursuant to this Agreement."

                                   Poly Circuits, Inc., an Illinois corporation

                                   By:  /s/ Joe Turek
                                        ----------------------------------------
                                   Its: Joe Turek

                                   M-Wave, Inc., a Delaware corporation

                                   By:  /s/ Joe Turek
                                        ----------------------------------------
                                   Its: Joe Turek

                                   AM-WAVE, LLC, an Illinois limited liability company

                                   By:  /s/ ***
                                        ----------------------------------------
                                   Its: Manager

                                   EXHIBIT "A"
                    BILL OF SALE & ASSET PURCHASE AGREEMENT
                       POLYCIRCUITS, INC. to AM-WAVE, LLC
                                     1-28-04

                                    Appraisal

                                  M-Wave, Inc.
                              475 Industrial Drive
                             West Chicago, Illinois

                              Machinery & Equipment

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
                    Fabrication Department - 1st Floor

  1         1-      Excellon Model Mark VI-E480 5-Spindle Circuit Board Drilling
                    Machine, S/N 5133, (1992); with CNC; 6-Control; 18" x 24"
                    Capacity; Air Operated; Granite Bed

  2         1-      Excellon Model Mark VI-E480 5-Spindle Circuit Board Drilling
                    Machine, S/N 5132, (1992); with CNC; 6-Control; 18" x 24"
                    Capacity; Air Operated; Granite Bed

  3         1-      Excellon Model Mark V 4-Spindle Circuit Board Drilling
                    Machine, S/N 735-R; with 18" x 24" Capacity; with Tool
                    Changer; Excellon CNC; 6-Control; Air Operated; Granite Bed

  4         1-      Excellon Model Mark V 4-Spindle Circuit Board Drilling
                    Machine, S/N 731-R; with 18" x 24" Capacity; with Tool
                    Changer; Excellon CNC; 6-Control; Air Operated; Granite Bed

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
   5        1-      Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                    Driller/Router, S/N 4529, (1995); with Excellon CNC
                    6-Control; 18" x 24" Capacity; Air Operated; Granite Bed

   6        1-      Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                    Driller/Router, S/N 4521, (1995); with Excellon CNC
                    6-Control; 18" x 24" Capacity; Air Operated; Granite Bed

   7        1-      Excellon Model EX-110D/R-230 Single Spindle, Circuit-Board
                    Driller/Router, S/N 4528; (1995); with Excellon CNC 6-
                    Control; 18" x 24" Capacity; Air Operated; Granite Bed

   8        1-      Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                    Driller/Router, S/N 4522, (1995); with Excellon CNC
                    6-Control; 18" x 24" Capacity; Air Operated; Granite Bed

   9        1-      Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                    Driller/Router, S/N 4519, (1995); with Excellon CNC
                    6-Control; 18" x 24" Capacity; Air Operated; Granite Bed

  10        1-      Excellon Model EX-110D/R-230 Single Spindle Circuit Board
                    Driller/Router, S/N 4520, (1995); with Excellon CNC
                    6-Control; 18" x 24" Capacity; Air Operated; Granite Bed

  11        1-      Excellon Model Mark VI-E D/R230 5-Spindle Circuit Board
                    Driller/Router, S/N 6417, (1995); with Excellon CNC
                    6-Control; 18" x 24" Capacity; Air Operated; Granite Bed

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
  12        1-      Excellon Model Mark VI D/R230 5- Spindle Circuit Board
                    Driller/Router, S/N 6333, (1995); with Excellon CNC
                    6-Control; 18" x 24" Capacity; Air Operated; Granite Bed

  13        1-      Excellon Model Concept 4-208 4-Spindle Circuit Board
                    Drilling Machine, S/N 1354, (1996); with Excellon CNC
                    7-Control; Granite Bed

  14        1-      Excellon Model Concept 4-208 4-Spindle Circuit Board
                    Drilling Machine, S/N 1355, (1996); with Excellon CNC
                    7-Control; Granite Bed

  15        1-      Excellon Model Concept 1 230 Single Spindle Circuit Board
                    Drilling Machine, S/N 2551, (1995); with Excellon CNC
                    7-Control; 18" x 24" Capacity; Air Operated; Granite Bed

  16        1-      ESI Model 100MC Smart Single Spindle Circuit Board Drilling
                    Machine, S/N MD060, (2001); with PC Control; 18" x 24"
                    Capacity; Manual Tool Change

  17        1-      Anita Industries, Inc. Model Proscore L02N Scoring Machine,
                    S/N 1-L02N-006-J064; Computer Control; 30" Capacity

  18        1-      APS Model PWB-16 Plasma Machine, S/N 263, (2001); 16-Panel;
                    with IBM PC Control; Advanced Energy Model PEII10K Power
                    Supply; Equipped with Stokes Vacuum Pump System (Used for
                    De-Smear Edge Back for Circuit Boards)

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
  19        1-      Barnaby Model 802F Stack Master Circuit Board
                    Driller/Pinner, S/N 4766; 36" Capacity; 2 Vacuum Hoses;
                    Bench Top

  20        1-      Radoll Model 035 Bevelmate Beveller

                    Total Fabrication Department - 1st Floor:

                    LABORATORY DEPARTMENT

  21        2-      Buehler Model Ecomet 4-Variable Speed
                    Grinders/Polishers
                    Each Value: $1,750/$2,250

  22        1-      Lot Consisting of:
                    Hamilton Industries Fume Hood with Fisher Scientific Model
                    610 Portable PH Meter

  23        1-      Varian Model Spectra 220 Atomic Absorption Spectrometer

  24        1-      Precision 1300-Watt Bench Laboratory Oven, S/N 602011485

  25        1-      Ram Optical Instrumentation Model OMIS III Optical
                    Inspection Machine, S/N 501024-98-607; 18" x 24" Capacity;
                    on Granite Surface Plate; PC Control with (2) Monitors

  26        1-      Lot Consisting of Miscellaneous Equipment Including Bench
                    Drill; Microscopes; (6) Workstations with Desks; Lights;
                    Illuminated Inspection Equipment; Laboratory Furniture and
                    Fixtures; etc.

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
  27        1-      Roper Whitney Model 29 Kick Press, S/N 2781-8-73

  28        1-      Kenco Industries Model 600 Omega Meter; with Microprocessor
                    Control

                    Total Laboratory Department:

                    ELECTRICAL TEST ROOM

  29        1-      TTI Grid Bare Board Testing Machine, S/N U01517, (2001);
                    Testing Area 20" x 27"; Can Test Single and Double Sided;
                    with PC Control

  30        1-      Microcraft Corp. Model ELH6146S Flying Probe Electrical Test
                    System, S/N A3966400, (2000); with Emma Moving Probe Tester;
                    PC Control

  31        1-      Microcraft Corp. Model EM5141 Flying Probe Electrical Test
                    System, S/N B4695400, (2001); with Emma Moving Probe Tester;
                    PC Control

  32        1-      Orbotech Model SK-75 AOI Automatic Optical Inspection
                    Tester, S/N SR1336, (2001); with PC Control; Orbo Tech Power
                    Conditioner; 24" x 24" Capacity

  33        1-      Lot Consisting of Miscellaneous Equipment Including:-
                    Personal Computers; Desks; Illuminated Visual Test Station;
                    File Cabinets; etc.

                    Total Electrical Test Room:

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
                    Imaging Screening Department

  34        1-      Olec Model LT1 Digital Core Punch, S/N 17122, (2001); Table
                    Size 44" x 48"; with PC Control; 4-Station

  35        1-      Jeol Model JSM-820 Scanning Microscope, S/N SNM1 10024-126;
                    with Microscope; Control Panel; Tracor Northern PC Control

  36        1-      Grieve Model AB-500 Electric Oven, S/N 350094; 300 degrees F
                    Max. Temperature; Dimensions 42" x 42" X 36" High

  37        1-      Grieve Model AB-500 Electric Oven, S/N 350092; 300 degrees F
                    Max. Temperature; Dimensions 42" x 42" x 36" High

  38        1-      Colight Model DMVL-1630W/C Exposure Unit, S/N 7409-422,
                    (2001)

  39        1-      Coates ASI Model Ninety 25 Series Developer; with Control
                    Panel; 24" Capacity; Unit Equipped with Nubal Stackman
                    Stacking System

  40        1-      Olite Model Olec Exposure System; 25" x 30" Capacity; Olix
                    AI21 Light Integrator; Olite Model 53 Power Supply

  41        1-      Colight Model UV36-CEI UV Curing Oven, S/N 7336-336, (1995);
                    Equipped with Heater; Blower Unit; Conveyor Type; 38" Width
                    Capacity

  42        1-      Grieve Model AB-500 Electric Oven, S/N 350493; 350(degree)F
                    Maximum Temperature; Dimensions 42" x 42" x 36" High

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date; October 9, 2003
------     ----                  -------------------------------

  43        1-      Miscellaneous Equipment in Electrical Test Department Area
                    Consisting of: work Tables; Carts; Illuminated Work Tables;
                    Hydrobooth Screen Spray Sink; Screen Stacker; etc.

  44        1-      Minuteman Model 200X Floor Scrubber

  45        1-      Lot of Coates/ASI Line Consisting of: Anita Model H0311
                    Dryer; Coates/ASI 2-Chamber Rinse with Airknife; Research
                    Inc. Reflow

  46        1-      Lantronic Model 207 Vertical Hot Air Solder Leveler Unit;
                    with Allen Bradley Microprocessor Controls; Stainless
                    Steel Exterior

  47        1-      Lot Consisting of Wesero Preposit Model Micro AT2-18" Etch
                    Line; S/N 29418 (1994)

  48        1-      IPS Fluxer, S/N AG02002

                    Total Imaging Screening Department:

                    WET PROCESS DEPARTMENT

  49        1-      Lot Consisting of Trionetics Inc. Waste Water
                    Treatment/Water Filtration System, to Include:

                    Delkaliser Unit; Water Softener Unit; Brine Tank; Carbon
                    Column; Ion Exchange Unit with (2) Column Tanks; Final
                    Polishing Column; Belco Large Reverse Osmosis Water Storage
                    Tank; Belco Recycled Water Storage Tank; Sterilizer Unit;
                    Main Control Panel; Underground Are (7) Large Storage Tanks
                    (2001)

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date; October 9, 2003
------     ----                  -------------------------------
  50        2-      700-Gallon Plastic Storage Tanks Each Value: $250/$350

  51        1-      Lot Consisting of Trionetics 96" Wide Completely Automatic
                    Copper Plating Line, with (42) Stations; (26) Rectifiers;
                    Steel, Tanks (2) Overhead Computer Controlled Hoists;
                    Trionetics Control; Control Panel; PC with Monitor (2001)

  52        1-      Lot Consisting of Dalux CF Series, Interlayer DES Line, with
                    Alkaline Etch System; 30" Wide Conveyor; with Stations to
                    Develop; Rinse; Etch; Ammonia Rinse; Strip; Cool; Heat Unit
                    (2001)

  53        1-      Coates ASI Model Resist Stripper Line; with 24" Conveyor;
                    Water Rinse Clean Line with 24" Conveyor

  54        1-      ASI (Coates Group) Microetch Line; with Water Rinse Tanks;
                    24" Wide Conveyor

  55        1-      Anita Industries, Inc. Model T0100 Crimson Microetch Line;
                    with (8) Tanks/Stations; with Water Rinse Stations;
                    Reactivator Station; Converter Station; Enhancer Station;
                    Stabilizer Station; with Dayton 1/2-Ton Overhead Hoist on
                    Rail

  56        1-      Custom Made by Poly Circuits Solder Strip and Tin Dip Line;
                    (7) Dip Stations; (3) Rinse Stations

  57        1-      Dalux Equipment America Ltd. Model CF Series Akaline Etch
                    System, (2001); 30" Wide Conveyor

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date; October 9, 2003
------     ----                  -------------------------------
  58        1-      Dalux Equipment America Ltd. Model CF Series Micro Etch
                    Line; Consisting of: Micro Etch Spray Tanks; Water Rinse
                    Tanks; Cooling Tank; Heating Tank; 30" Wide Conveyor;
                    Control Panel (2001)

  59        1-      ASI Scrubber; Equipped with Top Brush; High Pressure Rinse;
                    24" Wide Conveyor; Water Suction; Heat Dryer and Blower

  60        1-      Eidschun Model E40 Nickel/Gold Plating Line, S/N 101454,
                    (2002); (21) Stations/Tanks; Rectifiers

  61        1-      Grieve Model AB-500 Electric Oven, S/N 350495; with 300
                    degrees F Max. Temperature

  62        1-      Stutz Products Corp. 5-Station Rinse Line

  63        1-      11-Station Stripping/ Rinse Line

  64        1-      Anita Industries, Inc. Model H01B High Pressure Rinser/
                    Dryer; with 30" Wide Conveyor

  65        1-      Unifab 15-Station Tin Dip Line; with Tin and Water Rinse
                    Stations

  66        1-      Custom Made 4-Station Water Rinse Line; with Filters

  67        1-      Lot Consisting of Manual 40-Station Silver/Golf/Nickel/Zinc
                    Plating Line; Immersion Type; Equipped with (3) 1/2-Ton
                    Dayton Hoists

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date; October 9, 2003
------     ----                  -------------------------------
  68        1-      PMC Model 54"X42"X60" CFTO Walk-in Bake Oven, S/N 4-305-E-3

                    Total Wet Process Department:

                    Multi-Layer Bonding Department

  69        1-      TMP 100-Ton Hydraulic Circuit Board Laminating Press, S/N
                    20467, (1991); with 20" x 26" Platen Size; 13" Stroke; 4" x
                    3" Opening; Allen Bradley Controls

  70        1-      TMP 100-Ton Hydraulic Circuit Board Laminating Press, S/N
                    20605, (1992); with 20" x 26" Platen Size; 13" Stroke; 4" x
                    3-3/4" Opening; Allen Bradley Controls

  71        1-      TMP Model HVP 100-Ton Hydraulic Circuit Board Laminating
                    Press, S/N 21761, (1999); with 20" x 26" Platen Size; 13"
                    Stroke; 4" x 3-3/4" Opening; GE Fanuc Controls

  72        1-      Roper Whitney Model PH52A Shear, S/N 37141-81; with
                    16-Gallon x 52" Capacity

  73        1-      Anita Industries, Inc. Model L53AA Loader/Unloader Oven
                    Cart; Electrically Operated; on Rail; (8) Boards Capacity

  74        1-      Anita Industries, Inc. Model L54AA De-Pinner Machine, S/N
                    L54AA-001-N0906

                    Total Multi-Layer Bonding Department:

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
                    BREAKDOWN AREA

  75        1-      Lot Consisting of Rolling Conveyor; Small Jib Cranes;
                    Punching Machine; Tadco PC 5000 Pin Cleaners; Edgemate
                    Multilayer Slitter; Desks; PC; Steel Rack; etc,

                    Total Breakdown Area:

                    SHIPPING RECEIVING AREA

                    Total Shipping Receiving Area:

                    UPSTAIRS INSPECTION AREA

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
  82        1-      Microdek Model DEK249 Solder Screening Machine, S/N Not
                    Available

  83        1-      Ceco Model 630 Copper Clad Peel Tester

  85        1-      Lot Consisting of Upstairs Inspection Room, to Include: (10)
                    Inspection Work Stations; Small Bench Top Jet Drill Press;
                    Work Benches; PCB Storage Racks; Desks; Chairs; Shop Carts;
                    Personal Computers; Inspection Related Equipment;
                    Microscopes; Illuminated Surface Tables; Magnifying Light
                    Lamps; Fireproof Cabinets; Belt Sander; Arbor Presses; etc.

  88        1-      Anita Industries, Inc. Rinser Machine; with 18" Conveyor;
                    Water; Dryer; Filter; High Pressure

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
  89        1-      Anita Industries, Inc. Model H1CB/Dryer Machine

  93        1-      TMP 250-Ton Multilayer Hydraulic Circuit Board Laminating
                    Press, S/N 21895, (2000); with (6) Openings; 32" x 32"
                    Platens; 24" Stroke; Allen Bradley Controls

  94        1-      TMP 10-Ton Cooling Press, (2001); (6) Cooling Stations; 32"
                    x 32" Platens

  95        1-      TMP 250-Ton Multilayer Hydraulic Circuit Board Laminating
                    Press, S/N 21954, (2001); with (6) Openings of 32" x 32"
                    Platens; 24" Stroke; Allen Bradley Controls

  96        1-      TMP 250-Ton Multilayer Hydraulic Circuit Board Laminating
                    Press, S/N 21954, (2001); with (6) Openings of 32" x 32"
                    Platens; 24" Stroke; Allen Bradley Controls

  97        1-      TMP 10-Ton Cooling Press; (6) Cooling Stations; 32" x 32"
                    Platens

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
  98        1-      TMP 250-Ton Multilayer Hydraulic Circuit Board Laminating
                    Press, S/N 21954, (2001); with (6) Openings of 32" x 32"
                    Platens; 24" Stroke; Allen Bradley Controls

  99        1-      TMP 100-Ton Multilayer Hydraulic Circuit Board Laminating
                    Press, S/N 20772, (1994); with (6) Openings of 26" x 26"
                    Platens; 13" Stroke

 100        1-      TMP Multilayer Press Loader; with (6) Loading Stations; on
                    Wheels on Rails; TMP Pendant Control; with (6) Station
                    Loader on Wheels; (3) Loading Carts

 102        1-      Jet Bench Drilling/Milling Machine

 103        1-      Lot Consisting of Upstairs Office Workstation to Include:
                    File Cabinets; Desk; Chairs; Personal Computer; Printer;
                    Lateral File Cabinets; 2-Door Steel Cabinets

 104        1-      Lot Consisting of Cafeteria to Include: Microwave Ovens;
                    Refrigerator; Lockers; Vending Machines; TV; etc.

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
 111        1-      Lot Consisting of CAD Room, to Include: (14) Partitioned
                    Work Stations; Desks; Chairs; PCs; File Cabinets; Credenzas;
                    Also Conference Table 3' Wide x 8' Long with (6) Chairs;
                    Canon AP6050 Copier; HP Laser Printer; etc.

                    Total Upstairs Inspection Area:

                    IMAGING DEPARTMENT

 113        1-      Colight Model DMVL-1630/WC Exposure Machine, S/N 7409-421,
                    (2001)

 114        1-      Colight Model DMVL-1630 Exposure Machine, S/N 7409-1080,
                    (1995)

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
 115        1-      Morton Model CSL 1500C Cut Sheet Laminating Machine; with
                    Morton International Controls; Dynachem Model 800 Hot Roll
                    Pre-Heater

 116        1-      Dynachem Model 724 Vacuum Laminator/Vacuum Applicator; with
                    Dynachem Vacuum indicator Readout Control

 117        1-      Dupont Riston Model LC-2400 Manual Laminator

 119        1-      Mitutoyo Microscope; with 2-Axis Digital Readout; Equipped with Merlin Keyboard and Control

 120        1-      Teaneck Model L1250 Fast Draw Vacuum System Exposure
                    Machine; with Olec Model L 1250 Lamp

 121        1-      Glenbrook Ammonia Exposing Machine

 123        1-      Lot Consisting of: First Eiesa Model RP208-NT Developer;
                    with Giunz & Jensen Plotter with Roller Conveyor Joining
                    Both Machines

 124        1-      ASI 24" 4-Station Developer; Feed Thru by Roller Conveyor

 125        1-      Resco Products Co. Model Jet Scrubber RPHP Pumice Scrub
                    Machine, S/N 2RE010715664, (2001)

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
 126        1-      CMI Model CMI-960 Plating Thickness Gauge, S/N 810996;
                    Plating Thickness Measurement System

 127        1-      CMI Model CMI-909 Plating Thickness Gauge, S/N 00937;
                    Plating Thickness Measurement System

                    Total Imaging Department:

                    COMPRESSOR ROOM

 128        1-      Kaeser Model DSD125 125 hp Air Compressor, (2002); with
                    Sigma PC Control

 129        1-      Kaeser Model KRD Series Dryer, (2002)

 130        1-      Sullair Model 16BS-75H 75 hp Skid Mounted Screw Type Air
                    Compressor, S/N 003-83208

 131        1-      Jet Edge Model 55-50B Water Jet Cutting Machine, S/N 12342,
                    (1999); with Accuchiller Thermocare Chilling Unit (Machine
                    Disassembled)

 132        1-      Spencer Model 30104E3 25 hp Vacuum Producer, S/N 312004;
                    with Spencer Bag Separator

 133        1-      Chill Process Pump Control Unit; with Control Panel; (4)
                    Motors and Pumps

 134        1-      Kaeser Model Sigma Profile CS90 90 hp Air Compressor;
                    45,279-Hours at Time of Inspection (Not In Service)

 135        1-      Craftsman Model LT1000 Riding Mower

DOVEBID

APPRAISAL -M-WAVE, INC.
           WEST CHICAGO, ILLINOIS

Item #     Qty.                  Effective Date: October 9, 2003
------     ----                  -------------------------------
                    Total Compressor Room:

                    RECEPTION AREA

 139        1-      Lot Consisting of Miscellaneous Items Found Throughout the
                    Building, to Include:
                    Desks; Chairs; File Cabinets; 2-Door Steel Cabinets;
                    Punching Machine; Steel Racks on Wheels; etc.

                    Total Reception Area:

            TOTAL APPRAISED VALUES -
            M-WAVE, INC.
            475 INDUSTRIAL DRIVE
            WEST CHICAGO, ILLINOIS

DOVEBID

EQUIPMENT RETAINED BY M-WAVE

Lot #      Qty Description
SHIPPING AND RECEIVING:
  76       10  Pallet Racks
  77        1  Misc

UPSTAIRS INSPECTION AREA:
  78        1  TTI testing machine
  79        1  Utron testing machine
  80        1  TTI testing machine
  81        1  TTI testing machine
  84        1  ESM Coordinate measuring
  86       70  Steel storage carts
  87        1  Trace testing machine
  91        1  Heat shrink machine
  92        1  Heat shrink machine
 101        1  Heat shrink machine
 105        1  Misc office
 106        1  Computer room
 107        1  Lot work area
 108        3  Executive office desks
 109        1  Lot work area
 110        1  Lot work area
 112        1  Lot conference room

IMAGING:
 118        1  Orbotech Power Conditioner
 122        1  Orbotech LDI

DOCK:
 136        1  Clark fork lift
 137        1  Clark fork lift

RECEPTION AREA:
 138        1       Lot of furniture

                    Total retained by M-Wave

                    Total Dove Appraisal

                    Less M-Wave retained equipment

                                    RIDER TO
                        ASSET PURCHASE AND SALE AGREEMENT

         This Rider to Asset Purchase and Sale Agreement ("Rider") is dated January _____, 2004 by and between Polycircuits, Inc., an Illinois corporation ("Seller") and M-Wave, Inc., a Delaware corporation ("M-Wave") and AM-WAVE, LLC, an Illinois limited liability company ("Purchaser").

         This Rider is attached to and made a part of that certain Asset Purchase and Sale Agreement (the "Contract") dated of even date herewith by and between Seller, M-Wave and Purchaser. To the extent of any conflict between the terms of the Contract and this Rider, the terms of this Rider shall control. All terms herein that are capitalized but are not defined shall have the meaning in respect thereof as set forth in the Contract.

         R-1 The second sentence of Paragraph 4(e) of the Contract is deleted. Seller and M-Wave represent and warrant that there are no delinquent amounts due to the Illinois Department of Revenue and Illinois Department of Employment Security by the owner of the Equipment which is the subject of the Contract, and Seller and M-Wave will indemnify and hold Purchaser harmless from any claims therefor.

         R-2 Paragraph 4(f) of the Contract is hereby deleted. The Equipment is being sold without representation or warranty, except as otherwise expressly set forth in the Contract (as amended hereby) or this Rider, and Seller shall have no obligation to make any repairs in respect thereof. Without limiting the foregoing, neither Seller nor M-Wave makes any representation or warranty to Purchaser, express or implied, as to (a) the suitability of the Equipment for Purchaser's intended use or any particular purpose, or the merchantability thereof, (b) the profitability of the operations or the income to be derived therefrom, (c) the state of repair or lack of repair, or quality of the Equipment, (d) any other matter with respect to the condition of the Equipment, and (e) any tax consequences, favorable or otherwise, resulting from Purchaser's acquisition or operation of the Equipment; and all such representations and warranties are hereby expressly disclaimed by Seller and M-Wave, and Purchaser hereby releases Seller and M-Wave from any and all responsibility and liability in respect thereof. Any representations, warranties or statements made by any agent or representative of Seller or M-Wave, including without limitation any broker, may not be relied upon by Purchaser and do not constitute a part of the Contract or this Rider.

         R-3 The provisions of Paragraphs 4(i), 5, 7, and 9(b) are hereby deleted.

         R-4 If there shall be any breach of any of the representations and warranties set forth herein and/or in the Contract, as amended hereby, or the closing documents, Purchaser shall be required to act, if at all, on said breach by giving notice thereof to Seller and/or M-Wave within one (1) year after the date hereof and by filing action against Seller and/or M-Wave in court in respect thereof within one (1) year after the date hereof. Further, there shall be no liability of Seller and/or

                  M-Wave in respect of any breach of representation and warranty set forth herein and/or in the Contract, as amended hereby, and/or the closing documents in respect of claims which together with all other claims in respect thereof, exceed an aggregate of $100,000, and there shall be no liability of Seller and/or M-Wave in respect of any breach of representation and warranty set forth herein and/or in the Contract, as amended hereby, and/or the closing documents in respect of claims which together with all other claims in respect thereof do not exceed in the aggregate $5,000. Further, no representation or warranty of Seller and/or M-Wave hereunder and/or in the Contract, as amended hereby, and/or the closing documents shall be deemed to have been breached if Purchaser closes the purchase and sale contemplated hereby with knowledge by it or its agents of any such breach.

                                     Polycircuits, Inc., an Illinois corporation

                                     By:________________________________________
                                     Its:_______________________________________

                                     M-Wave, Inc., a Delaware corporation

                                     By:________________________________________
                                     Its:_______________________________________

                                     AM-WAVE, LLC, an Illinois limited liability company

                                     By:________________________________________
                                     Its:_______________________________________

                                 SECOND RIDER TO
                        ASSET PURCHASE AND SALE AGREEMENT

         This Second Rider to Asset Purchase and Sale Agreement ("Second Rider") is dated January _____, 2004 by and between Polycircuits, Inc., an Illinois corporation ("Seller") and M-Wave, Inc., a Delaware corporation ("M-Wave") and AM-WAVE, LLC, an Illinois limited liability company ("Purchaser").

         This Second Rider is attached to and made a part of that certain Asset Purchase and Sale Agreement (the "Contract") dated of even date herewith by and between Seller, M-Wave and Purchaser. To the extent of any conflict between the terms of the Contract and this Rider, the terms of this Rider shall control. All terms herein that are capitalized but are not defined shall have the meaning in respect thereof as set forth in the Contract.

         R-1 Paragraph 3 of the Contract is deleted and the following language is substituted in lieu thereof:

                           "3 (a). In consideration for and upon the contribution of the assets pursuant to this Agreement, and the satisfaction of the other conditions precedent set forth herein, Purchaser shall, in addition to the consideration described in subparagraph (b) below, issue to the Seller a membership interest in the Purchaser having the rights and subject to the limitation as set forth in the Operating Agreement of AM-Wave, L.L.C., which is attached hereto as Exhibit B (the "Operating Agreement").

                           (b). Purchaser and Seller have agreed that the fair market value of the assets is $1,577,000.00 and that the fair market value of the membership interests is $777,000.00. As additional consideration for the contribution of the Equipment, Purchaser shall pay an amount equal to $800,000.00 to the Seller upon the contribution of the assets pursuant to this Agreement."

                                    Poly Circuits, Inc., an Illinois corporation

                                    By:________________________________________
                                    Its:_______________________________________

                                    M-Wave, Inc., a Delaware corporation

                                    By:________________________________________
                                    Its:_______________________________________

                                    AM-WAVE, LLC, an Illinois limited liability company

                                    By:________________________________________
                                    Its:_______________________________________

590205

                                        2